                                                             Exhibit (10)(b)(iv)


                                Fourth Amendment
                                     to the
                        McDonald's Profit Sharing Program

     The McDonald's Profit Sharing Program, as amended and restated effective November 1, 1998 (the "Program"), and amended thereafter effective June 1, 2000, January 1, 2001 and March 1, 2001 is hereby further amended, effective November 1, 1998 as follows:

                                       I.

     Section 1.14(c) is hereby amended by deleting the phrase "effective before January 1, 1988" and inserting in its place the phrase "effective January 1, 1998".

                                       II.

     The last paragraph of Section 4.1(c) is hereby amended to read as follows:

               A Participant's Employer Matching Contributions, LESOP Employer Matching Allocations, LESOP Employer Matching Contributions, Special
          Section 401(k) Contributions or Participant Elected Contributions which are counted for purposes of the Required ADP Test pursuant to
          Section 5.2(e) shall not be counted for purposes of calculating such Participant's Average Contribution Percentage. In addition, the Special Section 401(k) Employer Contributions and any other qualified matching contributions and/or qualified nonelective contributions (as defined in Treas. Reg. Section 1.401(k)-1(g)(13)) used to satisfy the Required ACP Test in Section 4.1(d) for any Plan Year may not be used to satisfy the Required ACP Test for any other Plan Year. The Special
          Section 401(k) Employer Contributions and any other qualified matching contributions and/or qualified nonelective contributions (as defined in Treas. Reg. Section 1.401(k)-1(g)(13)) used to satisfy the Required ACP Test for any Plan Year must be contributed to the Trust no later than the last of the Plan Year following the Plan Year for which such contributions are so used.

                                      III.

     Section 4.1(d) is hereby amended to read as follows:

               (d) Required Actual Contribution Percentage Test and Adjustment. The Average ACP for the group of Highly Compensated Employees for a Plan Year beginning on or after January 1, 1997 shall bear a relationship to the Average ACP for all Non-highly Compensated Employees for such Plan Year which meets at least one of the following tests ("Required ACP Test"):

                    (1) The Average ACP for the Plan Year for the group of
               Active Participants who were Non-highly Compensated Employees in that year multiplied by 1.25 is greater than or equal to the Average ACP for the Plan Year for the Active Participants who were Highly Compensated Employees; or

                    (2) The excess of the Average ACP for the Plan Year for the group of Highly Compensated Employees who are Active Participants over the Average ACP for the Plan Year for Non-highly Compensated Employees who were Active Participants is not more than 2 percentage points, and the Average ACP for the Plan Year for the group of Highly Compensated Employees who are Active Participants is not more than the Average ACP for the Plan Year of all Non-highly Compensated Employees who are Active Participants multiplied by 2.

               If the Required ACP Test for a Plan Year is not met and, if the Company does not elect to make Special Section 401(k) Employer Contributions or to count Participant Elected Contributions for purposes of the Required ACP test with respect to the Plan Year sufficient to result in the Required ACP test being passed, then the Committee shall reduce Employer Matching Contributions and Forfeitures (which for this purpose shall include any Participant Elected Contributions counted in the Required ACP Test) or the LESOP Employer Matching Allocations and LESOP Employer Matching Contributions that Active Participants who are Highly Compensated Employees for the Plan Year (or a portion of such Active Participants) may defer in the following steps:

               Step 1. The Committee shall first determine the dollar amount of the reductions which would have to be made to the Employer Matching Contributions and Forfeitures allocated therewith or LESOP Employer Matching Allocations and LESOP Employer Matching Contributions of Highly Compensated Employees who are Active Participants for the Plan Year in order that the Average ACP of the Highly Compensated Employees would not exceed both the amounts permitted in Sections 4.1(d)(1) and
          (d)(2). Such amount shall be calculated by first determining the dollar amount by which the Employer Matching Contributions and any Forfeitures allocated therewith or LESOP Employer Matching Allocations and LESOP Employer Matching Contributions and any Forfeitures allocated therewith of the Highly Compensated Employees who have the highest Actual Contribution Percentage would have to be reduced until the first to occur of: (i) such Highly Compensated Employees' Actual Contribution Percentage, after the reductions made on account of any reductions made under Section 5.2, would become tied with the Actual Contribution Percentage of one or more other Highly Compensated Employees or (ii) the Average ACP of all of the Highly Compensated Employees, as recalculated after the reductions made under this Step 1, no longer would exceed the amounts permitted in both Sections 4.1(d)(1) and (d)(2). Then, unless the Average ACP of the Highly Compensated Employees, as recalculated after the reductions made under this Step 1, would no longer exceed the amounts permitted in both Sections 4.1(d)(1) and (d)(2) if the total amount of such reductions were made, the reduction process shall be repeated by determining the dollar amount of reductions which would have to be made to the Employer Matching Contributions and Forfeitures allocated therewith or LESOP Employer Matching Allocations and LESOP Employer Matching Contributions and any Forfeitures allocated therewith of the group of Active Participants who are Highly Compensated Employees who after all prior reductions made in this Step 1 would have the highest Actual Contribution Percentage until the first to occur of: (iii) the Actual Contribution Percentage, including the prior reductions made in this Step 1, of each person in such group becomes tied with that of one or more other Active Participants who are Highly Compensated Employees or
          (iv) the Average ACP of all of the Active Participants who are Highly Compensated Employees, after the prior reductions were made, no longer would exceed both the amounts permitted in Sections 4.1(d)(1) and
          (d)(2). This process is repeated until the Average ACP of all of the Active Participants who are Highly Compensated Employees, after all reductions, would no longer exceed the amounts described in both Sections 4.1(d)(1) and (d)(2).

               Step 2. Next, the Committee shall determine the total dollar amount of reductions to the Employer Matching Contributions and Forfeitures or LESOP Employer Matching Allocations and LESOP Employer Matching Contributions calculated under Step 1 ("Total Excess Contributions").

               Step 3. Finally, the Committee shall reduce the Employer Matching Contributions and Forfeitures or LESOP Employer Matching Allocations and LESOP Employer Matching

          Contributions of the Active Participants who are Highly Compensated Employees with the highest total dollar amount of such contributions by the lesser of the amount which either: (i) causes such Highly Compensated Employees' Employer Matching Contributions and Forfeitures or LESOP Employer Matching Allocations and LESOP Employer Matching Contributions to equal the total dollar amount of the Employer Matching Contributions and Forfeitures or LESOP Employer Matching Allocations and LESOP Employer Matching Contributions of the Highly Compensated Employees with the next highest dollar amount of Employer Matching Allocations and LESOP Employer Matching Contributions and Forfeitures or LESOP Employer Matching Allocations and LESOP Employer Matching Contributions or (ii) reduces the total of the Highly Compensated Employee's Employer Matching Contributions or LESOP Employer Matching Allocations and LESOP Employer Matching Contributions (and any Forfeitures allocated therewith) by the Total Excess Contributions. Then, unless the total amount of reductions made to Highly Compensated Employees' Employer Matching Contributions or LESOP Employer Matching Allocations and LESOP Employer Matching Contributions (and any forfeitures allocated therewith) under this Step 3 equals the amount of Total Excess Contributions, the reduction process shall be repeated by reducing the Employer Matching Contributions or LESOP Employer Matching Allocations and LESOP Employer Matching Contributions (and any Forfeitures allocated therewith) of the group of Highly Compensated Employees with the highest dollar amount of Employer Matching Contributions or LESOP Employer Matching Allocations and LESOP Employer Matching Contributions, after the prior reductions made in this Step 3, by the lesser of the amount which either: (iii) causes such Highly Compensated Employees' Employer Matching Contributions or LESOP Employer Matching Allocations and LESOP Employer Matching Contributions (and any Forfeitures allocated with such contributions) made in this Step 3 to equal the dollar amount of the Employer Matching Contributions or LESOP Employer Matching Allocations and LESOP Employer Matching Contributions (and any Forfeitures allocated with such contributions) of other Highly Compensated Employees with the next highest dollar amount of Employer Matching Contributions or LESOP Employer Matching Allocations and LESOP Employer Matching Contributions (and any Forfeitures allocated with such contributions) or (iv) causes total reductions to equal the Total Excess Contributions. This process is repeated with each successive group of Highly Compensated Employees with the highest dollar amount, after the prior reductions of the Employer Matching Contributions or LESOP Employer Matching Allocations and LESOP Employer

          Matching Contributions (and any Forfeitures allocated with such contributions) made under this Step 3 until the total reductions equal the Total Excess Contributions.

               The Committee shall reduce and distribute Employer Matching Contributions or LESOP Employer Matching Allocations and LESOP Employer Matching Contributions (and any Forfeitures allocated with such contributions) equal to the Total Excess Contributions for the Plan Year and any income, gains or losses attributable thereto, as determined in accordance with Section 5.3, to Highly Compensated Employees as determined in Step 3 no later than the last day of the Plan Year following the Plan Year with respect to which such reduced Employer Matching Contributions, LESOP Employer Matching Allocations and LESOP Employer Matching Allocations and LESOP Employer Matching Contributions (and any forfeitures allocated with such contributions) were made.

                                      IV.

     Section 4.1 is hereby amended to add a new subsection (e) to the end thereof to read as follows:

               (e) Aggregation. The Actual Contribution Percentage for any Highly Compensated Employee who is an Active Participant for the Plan Year and is also eligible to have employee nondeductible contributions or to have matching contributions (within the meaning of Section 401(m)(4)(A) of the Code) or qualified nonelective contributions (within the meaning of Treas. Reg. Section 1.401(k)-1(g)(13)) allocated under one or more Related Plans subject to Code Section 401(m) (other than those that may not be permissively aggregated with the Plan) shall be determined as if the employee nondeductible contributions, matching contributions and qualified nonelective contributions made under the Related Plans for such Plan Year had been made under this Plan. If a Highly Compensated Participant participates in two or more Related Plans subject to Code Section 401(m) that have different plan years, all such Related Plans ending with or within the same calendar year shall be treated as a single arrangement.

               In the event this Plan satisfies the requirements of Code Sections 401(m), 401(a)(4) or 410(b) (other than Code Section 410(b)(2)(A)(ii)) only if aggregated with one or more Related Plans, or if one or more Related Plans satisfy the requirements of such Sections of the Code only if aggregated with this Plan, then
          Section 4.1 shall be applied by determining the actual contribution percentages of Participants as if this Plan and all such Related Plans were a single plan; provided, however, that the Plan and one or more Related Plans may be aggregated in order to satisfy the non-discrimination rules of Section 401(m) of the Code only if the Plan and such Related Plans have the same plan year and apply the same testing method under Code Section 401(m)(2).

                                       V.

     The first sentence of Section 4.7 is hereby amended to read as follows:

          The provisions of this Section 4.7 shall be effective on and after December 12, 1994 and shall apply to each person reemployed by an Employer after a period of uniformed service with reemployment rights under Chapter 43 of Title 38, United States Code ("Qualified Uniformed Service"); provided that any Employee seeking benefits under this
          Section 4.7 shall notify the Benefits Accounting Department of his eligibility and provide such information and proof, including but not limited to his certificate of service, as shall reasonably be required to confirm the Employee's eligibility.

                                      VI.

     Section 5.2(d) is hereby amended by adding a new paragraph following
Section 5.2(d)(3) to read as follows:

               The Special Section 401(k) Employer Contributions and any other qualified matching contributions and/or qualified nonelective contributions (as defined in Treas. Reg. Section 1.401(k)-1(g)(13)) used to satisfy the Required ADP Test in Section 5.2(e) for any Plan Year may not be used to satisfy the Required ADP Test for any other Plan Year. The Special Section 401(k) Employer Contributions and any other qualified matching contributions and/or qualified nonelective contributions (as defined in Treas. Reg. Section 1.401(k)-1(g)(13)) used to satisfy the Required ADP Test for any Plan Year must be contributed to the Trust no later than the last of the Plan Year following the Plan Year for which such contributions are so used.

                                      VII.

          Section 5.2(e) is hereby amended to read as follows:

                    (e) Required ADP Test. The Average ADP for Active Participants who are Highly Compensated Employees for the Plan Year bears a relationship to the Average ADP for Non-highly Compensated Employees who were Active Participants for the Plan Year for Plan Years beginning in 1997 and thereafter, which meets either of the following tests ("Required ADP Test"):

                         (1) The Average ADP for the Plan Year for the group of
                    Active Participants who were Non-highly Compensated Employees in that year multiplied by 1.25 is greater than or equal to the Average ADP for the Plan Year for the Highly Compensated Employees; or

                         (2) The excess of the Average ADP for the Plan Year for
                    the group of Highly Compensated Employees who are Active Participants over the Average ADP for the Plan Year of all Non-highly Compensated Employees who were Active Participants is not more than 2 percentage points, and the Average ADP for the Plan Year for the group of Highly Compensated Employees who are Active Participants is not more than the Average ADP for the Plan Year of all Non-highly Compensated Employees who were Active Participants multiplied by 2.

                    If the Required ADP Test for a Plan Year is not met and, if
               the Company does not elect to make Special Section 401(k) Employer Contributions or elect to count some or all of Employer Matching Contributions, LESOP Employer Matching Allocations and LESOP Employer Matching Contributions and Forfeitures allocated with each respective type of contribution for purposes of the ADP test with respect to the Plan Year sufficient to result in the Required ADP Test being passed, then the Committee shall reduce Participant Elected Contributions (which for this purpose shall include any Employer Matching Contributions, LESOP Employer Matching Allocations and LESOP Employer Matching Contributions and Forfeitures allocated with each respective type of contribution counted in the Required ADP Test) and any Employer Matching Contributions, LESOP Employer Matching Allocations and LESOP Employer Matching Contributions and Forfeitures allocated with each respective type of contribution allocated with respect to reduced Participant Elected Contributions that Active Participants who are Highly Compensated Employees for the Plan Year (or a portion of such Active Participants) may defer in the following steps:

                    Step 1. The Committee shall first determine the dollar
               amount of the reductions which would have to be made to the Participant Elected Contributions of Highly Compensated Employees who are Active Participants for the Plan Year in order that the Average ADP of the Highly Compensated Employees would not exceed the amounts permitted in both Sections 5.2(e)(1) and (e)(2). Such amount shall be calculated by first determining the dollar amount by which the Participant Elected Contributions of Highly Compensated Employees who have the highest Actual Deferral Percentage would have to be reduced until the first to occur of:
               (i) such Employees' Actual Deferral Percentage, after the reductions under Section 5.2(b), would become tied with the Actual Deferral Percentage of one or more other Highly Compensated Employees or (ii) the Average ADP of all of the Highly Compensated Employees, as recalculated after any prior reductions under Section 5.2(b), no longer would exceed the amounts permitted in both Sections 5.2(e)(1) and (e)(2). Then, unless the recalculated Average ADP of the Highly Compensated Employees no longer exceeds the amounts permitted in both Sections 5.2(e)(1) and (e)(2), the reduction process shall be repeated by determining the amount of reductions which would have to be made to the Participant Elected Contributions of Highly Compensated Employees who after all prior reductions would have the highest Actual Deferral Percentage until the first to occur of: (iii) the Actual Deferral Percentage, after any prior reductions under Sections 5.2(b), 4.2(c) and this Step 1, of each person in such group becomes tied with that of one or more other Highly Compensated Employees or (iv) the Average ADP of all of the Highly Compensated Employees, after the prior reductions, no longer would exceed the amounts permitted in both Sections 5.2(e)(1) and (e)(2). This process is repeated until the Average ADP of the Highly Compensated Employees, after all reductions, would no longer exceed the amounts permitted in both Sections 5.2(e)(1) and (e)(2).

                    Step 2. Determine the total dollar amount of reductions to the Participant Elected Contributions calculated under Step 1 ("Total Excess Deferrals").

                    Step 3. The Participant Elected Contributions (which for
               this purpose shall include any other contributions counted for purposes of calculating the Required ADP Test) of the Highly Compensated Employees with the highest dollar amount of Participant Elected Contributions shall be reduced by the lesser of the dollar amount which either (i) causes such Highly Compensated Employees' Participant Elected Contributions to equal the dollar amount of the Participant Elected Contributions of the Highly Compensated Employees with the next highest dollar amount of Participant Elected Contributions or (ii) reduces the total of all Highly Compensated Employees' Participant Elected Contributions by the Total Excess Contributions. Then, unless the total amount of reductions made to Highly Compensated Employees' Participant Elected Contributions under this Step 3 equals the amount of the Total Excess Deferrals, the reduction process shall be repeated by reducing the Participant Elected Contributions of the group of Highly Compensated Employees with the highest dollar amount of Participant Elected Contributions, after the prior reductions made in this Step 3, by the lesser of the amount which either: (iii) causes such Highly Compensated Employees' Participant Elected Contributions after reductions made in
               Section 5.2(b) and made in this Step 3 to equal the dollar amount of the Participant Elected Contributions of the Highly Compensated Employees with the next highest dollar amount of Participant Elected Contributions or (iv) causes total reductions to equal the Total Excess Contributions. This process is repeated with each successive group of Highly Compensated Employees with the highest dollar amount, after the prior reductions, of the Participant Elected Contributions until the total reductions made under this Step 3 equal the Total Excess Contributions.

                    The Committee shall reduce and distribute the Total Excess
               Deferrals for the Plan Year and any income, gains or losses attributable thereto, as determined in accordance with Section 5.3, to Highly Compensated Employees as determined under Step 3 no later than the last day of the Plan Year following the Plan Year with respect to which such reduced Participant Elected Contributions were made.

                    If Employer Matching Contributions, LESOP Employer Matching
               Allocations or LESOP Employer Matching Contributions and any Forfeitures allocated with each respective type of contribution are included in calculating the Average ADP for a Plan Year, any such contributions reduced hereunder shall be distributed to Participants in the same manner as Participant Elected Contributions are distributed (including any income allocable thereto). If Employer Matching Contributions, LESOP Employer Matching Allocations, LESOP Employer Matching Contributions and any Forfeitures allocated with each respective type of contribution are not included in calculating the Average ADP for the Plan Year, any amount of Employer Matching

               Contributions, LESOP Employer Matching Allocations and LESOP Employer Matching Contributions and any Forfeitures allocated with each respective type of contribution therewith which are reduced hereunder because such contributions were originally allocated with respect to Participant Elected Matched Contributions which are reduced to meet the above tests shall become a Forfeiture and shall be allocated with other Participants' Employer Matching Contribution, LESOP Employer Matching Allocations and LESOP Employer Matching Contributions and any Forfeitures allocated with each respective type of contribution, in proportion to the Employer Matching Contributions, LESOP Employer Matching Allocations and LESOP Employer Matching Contributions and Forfeitures, respectively, allocated therewith to such Accounts pursuant to Sections 7.2 or 7.3, as applicable.

                                      VIII.

          Section 5.2 is hereby amended to add a new subsection (f) to the end thereof to read as follows:

                    (f) Aggregation. The Actual Deferral Percentage for any
               Highly Compensated Employee who is an Active Participant for the Plan Year and is also eligible to have elective deferrals (within the meaning of Section 402(g) of the Code) or qualified matching contributions or qualified nonelective contributions (within the meaning of Treas. Reg. Section 1.401(k)-1(g)(13)) allocated under one or more Related Plans subject to Code Section 401(k) (other than those that may not be permissively aggregated with the Plan) shall be determined as if the elective deferrals, qualified matching contributions and qualified nonelective contributions made under the Related Plans for such Plan Year had been made under this Plan. If a Highly Compensated Participant participates in two or more Related Plans subject to Code Section 401(k) that have different plan years, all such Related Plans ending with or within the same calendar year shall be treated as a single arrangement.

                    In the event this Plan satisfies the requirements of Code
               Sections 401(k), 401(a)(4) or 410(b) (other than Code Section 410(b)(2)(A)(ii)) only if aggregated with one or more Related Plans, or if one or more Related Plans satisfy the requirements of such Sections of the Code only if aggregated with this Plan, then Section 5.2 shall be applied by determining the Actual Deferral Percentages of Participants as if this Plan and all such Related Plans were a single plan; provided, however, that the Plan and one or more Related Plans may be aggregated in order to satisfy the non-discrimination rules of Section 401(k) of the Code only if the Plan and such Related Plans have the same plan year and apply the same testing method under Code Section 401(k)(3).

                                       IX.

     The portion of Section 9.1(d) that precedes Section 9.1(d)(1) is hereby amended to read as follows:

               If a Participant has an Annual Excess for a Plan Year resulting from contributions based on estimated annual compensation, allocation of forfeitures, or a reasonable error in determining the amount of elective deferrals under Code Section 402(g)(3), such excess shall not be allocated to the Participant's Accounts, but shall be eliminated as follows:

                                       X.

     Section 11.11 is hereby amended by adding the following new paragraph to the end thereof read as follows:

                    Notwithstanding the foregoing provisions of this
               Section 11.11, the Committee shall not direct the immediate distribution of any portion of the Participant's vested Net Balance Account prior to March 22, 1999 (or prior to October 17, 2000 if the distribution is subject to the survivor annuity requirements of Section 11.2(e)) without the Participant's written consent (or without the written consent of the Participant and the Participant's spouse if the distribution is subject to the survivor annuity requirements of Section 11.2(e)) if the Participant's vested Net Balance Account exceeded $5,000 at the time of any prior distribution.

                                       XI.

     Section 11.13(e) is hereby amended to add the following sentence to the end thereof to read as follows:

               If a Participant elects to discontinue distributions under this Section 11.13(e), a new annuity starting date shall apply to the subsequent recommencement of distributions.

                                      XII.

     Section 11.17(c)(1) is hereby amended to read as follows:

                    (1) "Eligible Rollover Distribution" means any
               distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 11.13; the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and effective for distributions made on or after January 1, 2000, any hardship withdrawal described in Code Section 401(k)(2)(B)(i)(IV) which are attributable to elective deferrals described in Treas. Reg. Section 1.401(k)-1(d)(2)(ii).

                                      XIII.

     Section 15.2(b)(1)(B) is hereby amended to delete the phrase "Section 401(a)(4) and Section 410(b)" and insert in its place the phrase "Section 401(a)(4) or Section 410(b)".

                                      XIV.

     Section 15.2(d)(2)(A) is hereby amended as follows:

                    (A) have annual Considered Compensation from the
               Employer, Commonly Controlled Entity or member of an Affiliated Service Group for such Plan Year greater than the amount in effect under Section 415(c)(1)(A) of the Internal Revenue Code for the calendar year in which such Plan Year ends (the greater of $30,000 for 1996, adjusted in subsequent years as determined in accordance with regulations prescribed by the

               Secretary of the Treasury or his delegate pursuant to the provisions of Section 415(d) of the Internal
               Revenue Code); and

                                      XV.

     Section 15.2(f) is hereby amended by adding a new sentence to the end thereof to read as follows:

               The accrued benefit of any Non-Key Employee who was a Key Employee for any prior Plan Year shall be excluded in computing the Present Value of Accrued Benefits.

                                      XVI.

     Except as herein amended, the Plan shall remain in full force and effect.

     Executed in multiple originals this 12th day of June, 2002.

                                              McDonald's Corporation


                                              By:  /s/ Stanley R. Stein
                                                   -----------------------------

                                              Its: Executive Vice President
                                                   -----------------------------